Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.7319%



        Excess Protection Level
          3 Month Average   5.84%
          December, 1998   5.82%
          November, 1998   5.69%
          October, 1998   6.00%


        Cash Yield                                  18.72%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.92%


        Over 35 Day Delinquency                      4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,468,784,369.6